UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 30, 2013

(Date of Report (Date of Earliest Event Reported))

United Bancorp, Inc.

(Exact name of registrant as specified in charter)

Michigan	0-16640	38-2606280
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

2723 S. State Street, Ann Arbor, MI 48104

(Address of principal executive offices)

(734) 214-3700

(Registrant’s telephone number including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On September 30, 2013, United Bancorp, Inc. issued a press release announcing the completion of its redemption of 10,300 shares, or 50%, of its 20,600 shares of outstanding Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“Preferred Stock”) that were originally issued to the United States Department of the Treasury under the Troubled Asset Relief Program Capital Purchase Program. Following completion of the partial redemption, 10,300 shares of Preferred Stock remain outstanding. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference.

Item 9.01         Financial Statements and Exhibits

          (d)          Exhibits

99.1	Press Release dated September 30, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Bancorp, Inc. (Registrant)
By:

Date: September 30, 2013	/s/ Randal J. Rabe
Randal J. Rabe Executive Vice President and Chief Financial Officer